Exhibit 10.17
AMENDMENT TO
THE WILLIAMS COMPANIES, INC. 2007 EMPLOYEE STOCK PURCHASE PLAN
     WHEREAS, The Williams Companies, Inc. (the “Company”) maintains The Williams Companies, Inc. 2007 Employee Stock Purchase Plan, effective as of May 17, 2007, as subsequently amended (the “Plan”); and
     WHEREAS, in accordance with the terms of the Plan the Compensation Committee may designate the Designated Subsidiaries that may participate in the Plan; and make certain other Plan amendments
     WHEREAS, at its January 20, 2010 meeting, consistent with the changes below, the Compensation Committee adopted the following changes to the Plan;
     NOW THEREFORE, the Plan is hereby amended as follows effective as provided herein:
I.
     Effective February 5, 2010, Appendix A of the Plan is amended in its entirety to provide as follows:
“APPENDIX A-DESIGNATED SUBSIDIARIES
The Williams Companies, Inc.
Williams Express, Inc.
Williams Alaska Petroleum, Inc.
Williams Natural Gas Liquids, Inc.
Northwest Pipeline Services LLC
Transco Energy Company LLC
Transco Pipeline Services LLC
Williams Production Company, LLC
Williams Midstream Services, LLC
Williams Energy Services, LLC
Williams One-Call Services, Inc.
Williams Headquarters Building Company
Williams Relocation Management, Inc.
Williams Acquisition Holding Company, Inc.
Williams Information Technology, Inc.
Williams Petroleum Services, LLC

F T & T, Inc.
Williams Gas Marketing, Inc.
Williams International Company
Williams Refining & Marketing, L.L.C.
Williams Midstream Natural Gas Liquids, Inc.
Williams Exploration Company
Williams Gas Pipeline Company, LLC
MAPCO Inc.
Williams WPC — I, Inc.
Williams WPC — II, Inc.
Williams WPC International Company”
II.
Except as modified herein, the Plan shall remain in full force and effect.